Earnings per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings per Share	Earnings per Share
Stock Dividend
On July 1, 2022, the Company paid a stock dividend of four percent to common shareholders of record at the close of business on June 15, 2022. For all periods presented, share information, including basic and diluted earnings per share, has been adjusted retroactively to reflect this change.
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share gives effect to all dilutive potential common shares that were outstanding during the year.
Presented below is a summary of the components used to calculate basic and diluted earnings per common share, which have been restated for all stock dividends.

(dollars in thousands, except per share data)	2022	2021	2020
Net income available to shareholders	$20,751	$22,517	$14,293
Average shares outstanding	6,792,312	6,877,402	7,004,629
Basic earnings per share	$3.06	$3.27	$2.04
Diluted earnings per share	$3.06	$3.27	$2.04
Repurchase Program
The Company's 2019 Repurchase Plan was amended during the second quarter of 2021 to authorize the purchase of up to $5.0 million in market value of the Company's common stock. Management was given discretion to determine the number and pricing of the shares to be purchased, as well as the timing of any such purchases.
The Company repurchased 108,724 common shares under the plan during the year ended December 31, 2022, at an average cost of $26.60 per share totaling $2.9 million. As of December 31, 2022, $2.1 million remained for share repurchase pursuant to that authorization.